UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 28, 2023

DHI Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33584	20-3179218
(Commission File Number)	(IRS Employer Identification No.)

6465 South Greenwood Plaza, Suite 400, Centennial, Colorado	80111
(Address of Principal Executive Offices)	(Zip Code)

(212) 448-6605

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed on August 7, 2023, Kevin Bostick resigned from his position as the Chief Financial Officer of DHI Group, Inc. (the "Company") effective September 1, 2023. Also, as previously disclosed, Mr. Bostick will continue to serve the Company through December 31, 2023 in order to help support a transition.

On August 28, 2023 the Board of Directors (the "Board") of the Company appointed Art Zeile, the Company's current President and Chief Executive Officer, to also serve as Interim Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) while the Company searches for a permanent Chief Financial Officer. Biographical and other information for Mr. Zeile is contained in the section of the Company's proxy statement for its 2023 annual meeting of stockholders, filed with the Securities and Exchange Commission on March 17, 2023, entitled "Directors and Corporate Governance," and is incorporated herein by reference.

There is no family relationship between Mr. Zeile and any other person that would require disclosure under Item 401(d) of Regulation S-K. There are no understandings or arrangements between Mr. Zeile and any other person pursuant to which Mr. Zeile was selected to serve as Interim Chief Financial Officer, other than his existing employment relationship. Additionally, Mr. Zeile is not party to any related party transaction that would require disclosure pursuant to Item 404(a) of Regulation S-K.

ITEM 9.01 Financial Statements and Exhibits

(a)Exhibits.
EXHIBIT NO.     DESCRIPTION

104	Cover Page Interactive Data File (embedded within the inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DHI GROUP, INC.

Date:	August 28, 2023	By: /S/ E. Jack Connolly
Name: E. Jack Connolly
Title: Vice President and General Counsel